Before you invest, you may want to review the fund’s prospectus, which contains information about the fund and its risks. The fund’s prospectus and statement of additional information, both dated May 1, 2026, are incorporated by reference into this summary prospectus. You can find the fund’s prospectus and other information about the fund online at www.usfunds.com. You can also get this information at no cost by calling 1-800-US-FUNDS.

INVESTMENT OBJECTIVE

The U.S. Government Securities Ultra-Short Bond Fund (Government Securities Ultra-Short Bond Fund) seeks to provide current income and preserve capital.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the fund. These fees are paid directly from your investment. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees ( fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fee	0.50%
Distribution and/or service (12b-1) fees	None
Other expenses	0.85%
Total annual fund operating expenses	1.35%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It is based on net expenses before giving effect to any performance adjustment. The example assumes that you invest $10,000 in the Investor Class of the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$137	$428	$739	$1,624

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes where fund shares are held in a taxable account.

These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund had a portfolio turnover rate of 25% for the fiscal year ended December 31, 2025.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Government Securities Ultra-Short Bond Fund invests at least 80% of its net assets in United States Treasury debt securities and obligations of agencies and instrumentalities of the United States, including repurchase agreements collateralized with such securities. For purposes of the Fund’s 80% policy, the Fund may invest in U.S. Treasury securities and obligations of the agencies and instrumentalities of the U.S. directly, or indirectly via exchange-traded funds (“ETFs”) that represent interests in, or relate to, such investments.

Although the value of the fund’s shares will fluctuate, the Adviser seeks to manage the magnitude of fluctuations by limiting the fund’s dollar-weighted average effective maturity to two years or less.

In selecting investments, the Adviser’s analysis encompasses an interest rate forecast that considers such factors as economic growth, inflation expectations and expected monetary policy actions. After establishing an interest rate outlook, the Adviser applies a process of selecting bonds for the fund’s portfolio, which analyzes yields, maturities and bond ratings of particular bonds.

PRINCIPAL INVESTMENT RISKS

●	Recent Market Events. U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors . The effects of such economic, political and global macro factors may lead to economic downturn in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. As a result of this significant volatility, many of the risks discussed herein associated with an investment in the Fund may be increased.

●	Main Risk. The fund is designed for investors who primarily seek current income. The fund is not intended to be a complete investment program, and there is no assurance that its investment objectives can be achieved. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to manage the magnitude of NAV fluctuations by limiting the fund’s dollar-weighted average effective maturity to two years or less, it is possible to lose money by investing in the fund.

●	Risk of Investing In Government Agencies. The Government Securities Ultra-Short Bond Fund invests in various United States government agencies, which, while chartered or sponsored by Acts of Congress, are neither issued nor guaranteed by the United States Treasury. Each of these agencies, which include the Federal Home Loan Bank, the Federal Farm Credit Bank and the Tennessee Valley Authority, is supported by its own credit. However, the Federal Home Loan Bank is also supported by the ability of the United States Treasury to buy up to $4 billion of debt of the agency. Also, the Tennessee Valley Authority has a credit line of $150 million with the United States Treasury.

●	Inflation Risk. The fund’s yields will vary as the short-term securities in their portfolios mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of a fund’s yield may be eroded by inflation.

●	Interest Rate Risk. Because the fund invests primarily in municipal securities, there is a risk that the value of these securities will fall if interest rates rise. Ordinarily, when interest rates increase, municipal security prices fall, and when interest rates decline, municipal security prices generally rise. The longer a fund’s weighted-average maturity, the more sensitive it is to changes in interest rates. Following a period of historically low interest rates and subsequent monetary policy easing beginning in late 2024, interest rates have remained elevated, and future increases in interest rates could have a negative impact on the value of fixed-income securities and could adversely affect the fund’s net asset value.

●	Issuer Risk. There is a possibility that an issuer of a security could be unable to make interest payments or repay principal. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.

●	Income Risk. The fund is subject to income risk, which is the risk that a fund’s dividends (income) will decline due to falling interest rates.

●	Exchange-Traded Funds Risk. The risks of investment in these securities typically reflect the risks of types of instruments in which the ETFs invest. By investing in an ETF, the fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. In addition, an ETF’s shares may trade above or below its net asset value.

●	Portfolio Turnover Risk. The fund’s portfolio turnover rates vary from year to year according to market conditions and may exceed 100%. The length of time the fund has held a particular security is not generally a consideration in investment decisions. It is the policy of the fund to effect portfolio transactions without regard to a holding period if, in the judgment of the portfolio managers, such transactions are advisable. Portfolio turnover generally involves some expense, including brokerage commissions, dealer mark-ups, or other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains for shareholders. The expenses and tax consequences associated with a fund’s portfolio turnover may adversely affect the fund’s performance.

PERFORMANCE INFORMATION

The following bar chart and table show the volatility of the fund’s Investor Class share returns, which is one indicator of the risks of investing in the fund. The bar chart shows changes in the fund’s returns from year to year during the period indicated. The table compares the fund’s average annual returns for the last 1-, 5- and 10-year periods to those of a broad-based securities market index and a style specific index. How the fund performed in the past, before and after taxes, is not an indication of how it will perform in the future. You may obtain performance data current to the most recent month end at www.usfunds.com or by calling 1-800-873-8637.

Annual Total Returns (as of December 31 each year)

U.S. Government Securities Ultra-Short Bond Fund

Best quarter shown in the bar chart above: 1.56% in the third quarter of 2024.

Worst quarter shown in the bar chart above: (1.51)% in the first quarter of 2022.

Average Annual Total Returns

(for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years
U.S. Government Securities Ultra-Short Bond Fund Return Before Taxes	3.92%	2.03%	1.43%
Return After Taxes on Distributions	2.30%	0.99%	0.74%
Return After Taxes on Distributions and Sale of Fund Shares	2.30%	1.10%	0.79%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Bloomberg U.S. Treasury Bills 6-9 Months Total Return Index (reflects no deduction for fees, expenses or taxes)	4.15%	2.74%	2.05%

After-tax returns are calculated using the highest historic marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Global Investors Funds

c/o Apex Fund Services

P.O. Box 588

Portland, ME 04112

U.S. Government Securities Ultra-Short Bond Fund (UGSDX)	252-UGSDX-0526S

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

FUND MANAGEMENT

Investment Adviser: U.S. Global Investors, Inc.

Portfolio Managers: Mr. Frank E. Holmes, Mr. Ralph Aldis, and Ms. Joanna Sawicka are jointly and primarily responsible for managing the fund. Mr. Holmes has served as Chief Executive Officer of the fund since 1997 and Chief Investment Officer of the fund since 1999. Mr. Aldis has served as a portfolio manager of the fund since 2015. Ms. Sawicka has served as portfolio manager of the fund since 2020.

PURCHASE AND SALE OF FUND SHARES

You may purchase or sell (redeem) shares of the fund on any day that the New York Stock Exchange (the “NYSE”) is open for business. You may purchase or redeem shares directly from the fund by calling 1-800-873-8637 (toll free) or writing to the fund at U.S. Global Investors Funds – U.S. Government Securities Ultra-Short Bond Fund, P.O. Box 588, Portland, ME 04112. You also may purchase or redeem shares of the fund through your financial intermediary. The fund accepts investments in the following minimum amounts:

Minimum Investment

Initial Purchase

●	$5,000

Additional Purchases

●	$100 minimum per transaction

Automatic Investing—ABC Investment Plan®

●	$1,000 initial investment, which must be made by check or wire.

The fund may assess a quarterly small balance fee of $6 to each shareholder fund account with a balance of less than $5,000 at the time of assessment (or less than $1,000 at the time of investment if the account was opened prior to May 1, 2014). Accounts exempt from this fee include: (1) any fund account regularly purchasing additional shares each month through an automatic investment plan (ABC Investment Plan®); and (2) any fund account whose registered owner has an aggregate balance of $25,000 or more invested in the Trust. The fund reserves the right to waive, modify or eliminate the small account fees at any time.

TAX INFORMATION

The fund intends to primarily make distributions that may be taxed as ordinary income, capital gains or some combination of both, unless you hold fund shares in a tax-advantaged account, in which case your distributions may be taxed upon withdrawal. Additionally, although the Fund will attempt to invest primarily in obligations that qualify for the exemption from state taxation, it may still distribute income subject to state taxation.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and/or its related companies may pay the intermediary revenue sharing payments or a fee for certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.